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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12
    / / Confidential for Use of the Commission Only (as permitted by Rule 14a-6(c)(2))

                     Quest for Value Dual Purpose Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.

                                                               November 26, 1996

Dear Shareholder:

    Proxy material for the Quest For Value Dual Purpose Fund's special meeting of Capital Shareholders was mailed to you recently. According to our records, your proxy for this meeting has not yet been received. Enclosed for your convenience is a duplicate proxy ballot and a postage-paid return envelope.

    For the reasons set forth in the proxy statement dated November 7, 1996, your Directors believe the proposals on the agenda are in the best interest of the Fund and its shareholders and recommends a vote FOR the proposals.

    Regardless of the number of shares you may own, it is important that they be represented. We urge you to sign, date, and mail the enclosed proxy promptly.

                                          Sincerely,

                                               [SIGNATURE]

                                          Joseph M. La Motta
                                          President